September 5, 2017

BNY MELLON FUNDS TRUST

Supplement to Statement of Additional Information

Dated December 30, 2016, as revised

March 31, 2017

The following information supersedes and replaces any contrary information contained in the first paragraph of the section of the fund's Statement of Additional Information entitled "How to Buy Shares - Information Pertaining to Certain Purchase Orders":

For certain institutions that have entered into agreements with the Distributor, payment for the purchase of shares of funds other than money market funds may be transmitted, and must be received by the Transfer Agent, within two business days after the order is placed. If such payment is not received within two business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

GRP12-SAISTK-0917